PRINCIPAL ACCOUNTING POLICIES - Allocation of purchase price of assets acquired and liabilities assumed based on their fair values (Details) - Business of acquisition OTA ¥ in Millions	Jul. 31, 2024 CNY (¥)
Business Acquisition [Line Items]
Net assets (including the cash acquired of RMB1,314 million)	¥ 1,083
Deferred tax liabilities	(42)
Non-controlling interests	(155)
Mezzanine classified non-controlling interests	(823)
Goodwill	1,533
Total purchase consideration	1,967
Net assets including the cash acquired	1,314
Trademark
Business Acquisition [Line Items]
Identifiable intangible assets — Trademark	182
Software Development
Business Acquisition [Line Items]
Identifiable intangible assets — Software	¥ 189